                                                                   Exhibit 10.6

                            AMENDMENT TO LAND LEASE


          This Amendment to Land Lease (this "Amendment") is entered into as of this 18th day of February 1999, between the MOHEGAN TRIBE OF INDIANS OF CONNECTICUT, a federally recognized Indian tribe (as lessor or landlord under the Land Lease referred to below, being hereinafter referred to as the "Tribe"), and the MOHEGAN TRIBAL GAMING AUTHORITY, an instrumentality of the Tribe (as lessee or tenant under such Land Lease, being hereinafter referred to as the "Authority").

          WHEREAS, the Tribe and the Authority are parties to that certain Land Lease, dated September 29, 1995, as amended (the "Land Lease");

          WHEREAS, the Tribe and the Authority desire to obtain financing for the purpose, among others, of expanding the Improvements, as defined in the Land Lease;

          WHEREAS, such financing is to be secured by, among other things, a leasehold mortgage deed encumbering all property which is the subject of the Land Lease together with all improvements now or hereafter located thereon, all as more fully set forth in that certain Leasehold Mortgage (which term is defined in Section 1 below) which has been approved by the Bureau of Indian Affairs;

          WHEREAS, the Tribe and the Authority desire to amend the Land Lease for the purpose of providing that the Leasehold Mortgage is a Permitted Mortgage, and that the Mortgagee referred to in the Leasehold Mortgage is a Permitted Mortgagee, within the meaning of the Land Lease;

          NOW, THEREFORE, in consideration of the foregoing and the agreements of the parties hereinafter set forth, the parties hereto hereby agree as follows:

          1. The Land Lease is hereby amended by deleting Section 6(i) thereof and by inserting in lieu thereof the following:

          "(i) that certain Open-End Construction - Permanent Leasehold Mortgage Deed, Assignment of Leases and Rents and Security Agreement (the "Leasehold Mortgage") of even date herewith between the Authority, as Mortgagor, and Bank of America National Trust and Savings Association, as Administrative Agent under that certain Loan Agreement dated as of March 3, 1999 among Mortgagor, the Mohegan Tribe of Indians of Connecticut, the Lenders,

Documentation Agent and Syndication Agent referred to therein, as Mortgagee, securing the Obligations, as defined in the Leasehold Mortgage, or"

          2. The Authority and the Tribe acknowledge and agree that the Land Lease, as amended pursuant to this Amendment, is in full force and effect.

          3. This Amendment, the parties' obligations hereunder, and any disputes hereunder shall be governed by and interpreted and construed in accordance with federal law (to the extent applicable) and the laws of the Tribe and, to the extent required to supplement applicable federal law and tribal law, the substantive laws of the State of Connecticut (excepting its choice of law rules).

          IN WITNESS WHEREOF, this Amendment has been executed as of the date first above written.

WITNESSES:                                   MOHEGAN TRIBE OF INDIANS
                                             OF CONNECTICUT


                                             By:/s/ Roland J. Harris
__________________________________              -----------------------------
                                                    Roland J. Harris
                                                    Chairman, Tribal Council
__________________________________

                                             MOHEGAN TRIBAL GAMING
                                             AUTHORITY


                                             By:/s/ Roland J. Harris
__________________________________              --------------------
                                                    Roland J. Harris
                                                    Chairman, Management Board
__________________________________

STATE OF         )
                 )  ss.
COUNTY OF        )


          On March ____, 1999, __________, personally appeared before me, signer and sealer of the foregoing instrument, who acknowledged that he or she executed the instrument as the ________________ of the MOHEGAN TRIBE OF INDIANS OF CONNECTICUT, afederally recognized Indian tribe, as his/her free act and deed and the free act and deed of the Tribe.



                                             _______________________________
                                             Notary Public
                                             My Commission expires:_________


STATE OF         )
                 )  ss.
COUNTY OF        )


          On March ___, 1999, __________, personally appeared before me, signer and sealer of the foregoing instrument, who acknowledged that he or she executed the instrument as the ________________ of the MOHEGAN TRIBAL GAMING AUTHORITY, as his/her free act and deed and the free act and deed of the Authority.



                                             _______________________________
                                             Notary Public
                                             My Commission expires:_________

                     Attachment to Amendment to Land Lease

                             SECTION 81 COMPLIANCE

In compliance with Section 81 of Title 25 U.S.C.A., the residence and occupation of the parties is as follows:

     Party in Interest:                 Mohegan Tribe of Indians of Connecticut
     Address:                           P.O. Box 488
                                        67 Sandy Desert Road
                                        Uncasville, CT  06382
     Occupation:                        Indian Tribe


     Party in Interest:                 Mohegan Tribal Gaming Authority
     Address:                           1 Mohegan Sun Boulevard
                                        Uncasville, CT  06382
     Occupation:                        Tribal Gaming Authority


     Fixed limited time to run:         25 years, with option to renew for 25
                                        years (pursuant to Section 3 of the Land
                                        Lease referred to in the attached
                                        document)

The Chairman of the Tribal Council of the Mohegan Tribe of Indians of Connecticut ("Tribe") is authorized to execute the attached document by Resolution No. 99-05 of the Tribal Council of the Tribe, dated February 18, 1999. The Chairman exercises his authority in this instance because the Tribal Council has determined that execution of the attached document will further the economic development objectives of the Tribe.

The Chairman of the Management Board of the Mohegan Tribal Gaming Authority ("Management Board") is authorized to execute the attached document by Resolution No. 99-07 of the Management Board, dated February 18, 1999. The Chairman of the Management Board exercises his authority in this instance because the Management Board has determined that execution of the attached document will further the economic development objectives of the Mohegan Tribal Gaming Authority and the Tribe.

The document was executed on or about 9:00 a.m. on March 3, 1999, at Uncasville, Connecticut, for the particular purpose set forth above.

The undersigned parties agree that the foregoing agreement is in compliance with 25 U.S.C. (S)(S) 81 and 415 and 25 C.F.R. (S) 162.

WITNESS:                              Mohegan Tribe of Indians of Connecticut



_____________________________         By: /s/ Roland J. Harris
                                          --------------------------------------
                                              Roland J. Harris
                                              Title:  Chairman, Tribal Counsel


                                      Mohegan Tribal Gaming Authority



_____________________________         By: /s/ Roland J. Harris
                                          --------------------------------------
                                              Roland J. Harris
                                              Title:  Chairman, Management Board


                                      Approved Pursuant to U.S.C. (S)(S) 81 and
                                      415 and 25 C.F.R. (S) 162

                                      United States Department of Interior
                                      Bureau of Indian Affairs:



Date:  March 3, 1999                  By:  /s/ Franklin Keel
                                           -------------------------------------
                                               Franklin Keel
                                               Eastern Area Director
                                               Eastern Area Office
                                               Bureau of Indian Affairs
                                               for the Secretary of the Interior
                                               and the Commissioner of Indian
                                               Affairs, acting under delegated
                                               authority

STATE OF        )
                )  ss.
COUNTY OF       )


     On ______________, 1999, personally appeared before me, __________ a Notary Public in and for said County and State, ____________, personally known to me to be the person whose name is subscribed to the above instrument, who acknowledged that he or she executed the instrument as the Area Director of the Eastern Area Office of the Bureau of Indian Affairs, for the Secretary of the Interior and the Commissioner of Indian Affairs, acting under delegated authority.



                                             _________________________________
                                             Notary Public
                                             My Commission expires:___________